SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549



                                ____________



                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  August 31, 1995
                                                  ---------------


                      Biocraft Laboratories, Inc.
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             (Exact name of registrant as specified in charter)



   Delaware                      1-8867           22-1734359
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(State or other jurisdiction  (Commission       (IRS employer
    of incorporation)          file number)  identification no.)



18-01 River Road, Fair Lawn, New Jersey                07410
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (201) 703-0400
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_________________________________________________________________
(Former name or former address, if changed since last report)



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Item 5.   Other Events.
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          As of August 31, 1995, Registrant entered into a three-year $25 million revolving credit facility (the "GECC Credit Facility") with General Electric Capital Corporation ("GECC") pursuant to the terms and conditions of a Credit Agreement ("Credit Agreement") of even date between the parties. The GECC Credit Facility provides that Registrant may borrow up to $25 million against a certain percentage of eligible accounts receivable and inventory as provided for in the Credit Agreement. The outstanding balance of any advances under the GECC Credit Facility bears interest at a rate per annum of 3.25% above the rate for certain dealer placed commercial paper, subject to certain adjustments as provided for in the Credit Agreement.

          Initially, advances under the GECC Credit Facility are secured by all of Registrant's existing and hereafter acquired personal property including accounts receivable, equipment, general intangibles, inventory and other goods and personal property, but excluding equipment at Registrant's Mexico, Missouri facilities. Upon the satisfaction of certain conditions, including the receipt by GECC of a satisfactory appraisal of the Registrant's inventory, GECC will release its security interest in Registrant's personal property other than accounts receivable, inventory, equipment located at Registrant's Elmwood Park, New Jersey and Fairfield, New Jersey facilities, and certain related intangible property.

          Registrant immediately used a portion of the proceeds from the GECC Credit Facility to satisfy in full the indebtedness of Registrant to NatWest Bank N.A. and Commerce Bank, National Association in the aggregate principal amount of approximately $21 million. Registrant has terminated its revolving credit facilities and term loans with those banks. Registrant intends to use the balance of the proceeds of the GECC Credit Facility for its ordinary working capital requirements.


Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
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          (c)  Exhibits

               10.1 Credit Agreement dated as of August 31, 1995 between
                    Registrant and General Electric Capital Corporation.



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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Biocraft Laboratories, Inc.
                                   -----------------------------
                                        (Registrant)


Date September 11, 1995            By  /s/ Brian S. Snyder
     ------------------                --------------------------
                                        Brian S. Snyder,
                                        Vice President and
                                        Controller



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                               Exhibit Index
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Exhibit Number                                                         Page
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10.1      Credit Agreement dated as of August 31, 1995
          between Registrant and General Electric Capital Corporation.    5



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